                                                                  EXHIBIT 10 (R)

                                    GLOBAL
                      MANUFACTURING AND SUPPLY AGREEMENT
                                    BETWEEN

                              ORGANOGENESIS INC.
                                      and
                              NOVARTIS PHARMA AG.



THIS AGREEMENT is made as of this 11(th) day of August, 1997 by and between Novartis Pharma AG., a corporation organized under the laws of Switzerland, of Lichtstrasse 35, Basle, Switzerland (hereinafter "Novartis") and Organogenesis Inc., a company organized under the laws of the State of Delaware, of 150 Dan Road, Canton, MA 02021, USA (hereinafter "Organogenesis"). This Manufacturing and Supply Agreement (MSA), which relates solely to the manufacture and supply, for sales of Apligraf living skin equivalent in the configurations as defined in the LSA and Annex A (the Territory Annex) of this MSA and meeting applicable national regulatory requirements for manufacturing and control and as indicated in the Quality Assurance Agreement ("Q.A. Agreement) attached to this Agreement as Annex B, is entered into pursuant to the License and Supply Agreement dated as of January 17, 1996 ("LSA") between Organogenesis and Novartis.

The scope of this MSA pertains only to non-cryopreserved Apligraf.

This agreement is intended to be global in its scope, however, it is understood that regulatory, manufacturing and commercialization requirements may vary by geographic region. In such instances, both parties intend to negotiate in good faith to address such variations.

                                  WITNESSETH:

WHEREAS, Novartis and Organogenesis have entered into the LSA relating to the manufacture, use and sale of Apligraf skin and tissue equivalent as described therein and hereinafter referred to as "Product"; and

WHEREAS, Novartis desires to contract with Organogenesis for the manufacture and supply of finished Product which Novartis intends to sell in the Territory as defined in the LSA; and

WHEREAS, Organogenesis possesses the requisite expertise, personnel and facilities for the manufacture and supply of finished Product and is willing to manufacture and supply such Product to Novartis;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions herein contained, Novartis and Organogenesis agree as follows:

ARTICLE 1. LSA PROVISIONS
-------------------------

Except to the extent that they are specifically modified by this Manufacturing and Supply Agreement, all provisions of the LSA remain in full force and effect.


ARTICLE 2.  DEFINITIONS

The following terms have meanings indicated or referred to below. Other capitalized terms used herein and not defined herein have the meanings ascribed thereto in the LSA.

2.1 "Force Majeure" means any strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party.


2.2 "Person" means any individual, corporation, partnership, company or other entity.


2.3 "Affiliate", as defined in the LSA, means any corporation or other entity which controls, is controlled by, or is in common control with a party to this Agreement. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than (40%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity.


2.4 "Product" means Apligraf (previously known as Graftskin in the LSA) living skin equivalent in the configurations as specified in the LSA and Annex A of this MSA and any other schedules attached to this agreement. The scope of this Manufacturing and Supply Agreement pertains only to non-cryopreserved Apligraf. ***


2.5 "Negligence" means the omission to do something which a reasonable person, guided by those ordinary considerations which ordinarily regulate human affairs, would do or the doing of something which a reasonable and prudent person would not do.


2.6 "Maturation Period" means the period up to *** from the first commercial sale of the Product in the first Primary Country.


_________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

2.7 ANNEX A is defined as the country-specific product classification and will be updated regularly by Novartis after each new approval.


2.8  ANNEX B is the Quality Assurance Agreement and specifications.


2.9  ANNEX C is the financial section for the Product.


                         ARTICLE 3.  SUPPLY OF PRODUCT
                         -----------------------------


3.1  Supply of Product  Subject to the provisions of the LSA, Novartis agrees to
     -----------------
     purchase exclusively from Organogenesis, and Organogenesis agrees to manufacture for, and sell exclusively to Novartis and/or its Affiliates and/or Sublicensees during the term of the LSA Novartis' total requirements for Product on the terms and conditions set forth herein. Novartis for its' Affiliates and Sublicensees shall source requirements of Product from Organogenesis in accordance with and pursuant to the LSA and this agreement.


3.2  Origin of Product  Product shall be manufactured by Organogenesis for
     -----------------
     purchase and resale by Novartis, its Affiliates and/or Sublicensees under this Manufacturing and Supply Agreement. Organogenesis may subcontract any part of the manufacturing process for Product to third parties provided the Product and the facilities continue to meet the requirements as defined in this manufacturing and supply agreement and provided that it has received prior written approval from Novartis, which approval shall not be unreasonably withheld. Organogenesis agrees not to use subcontractors who have not met the material regulatory requirements of all countries where the Product is being sold and distributed. Organogenesis will be obligated to inform Novartis of any such changes and Novartis will be obligated to seek regulatory approval for such changes in those nations in which it owns the registration and such approval is required. Prior to subcontracting any part of the manufacturing process for Product to Third Parties, Organogenesis shall offer to subcontract such work to Novartis via competitive bid. Organogenesis may, in its sole and exclusive discretion, accept or reject Novartis' offer.


3.3  Manufacturing Facilities and Manufacturing Process
     --------------------------------------------------


     3.3.1.    Regulatory Approval Organogenesis represents that its
               -------------------
               manufacturing and packaging facilities and process conform, and will in the future conform, to current Good Manufacturing Practices promulgated by the regulatory agencies that govern the markets in which Product is manufactured, sold or distributed. Novartis shall be promptly notified of any change in Organogenesis facilities, manufacturing or testing procedures.

     3.3.2     Documentation Organogenesis and Novartis shall provide to each
               -------------
               other all documents and updates with regard to the supply of the Product which are required by any regulatory agencies, and the parties shall submit to all inquiries and inspections by such regulatory agencies. The parties shall promptly notify each other of all regulatory agency inspections concerning the Product and in no case shall the written notification be more than two (2) days after the inspection has been announced.


     3.3.3     Facility use  Organogenesis agrees that it shall not at any time
               ------------
               manufacture other products in the manufacturing facility to be used for the manufacture of Product if such manufacture would jeopardize any regulatory acceptance of such facility for the manufacture of Product and /or cause any delay in the timely manufacture and delivery of ordered product.


     3.3.4     Facility and equipment investment  ***
               ---------------------------------


     3.3.5     Cell Banks  Organogenesis shall be responsible for the creation,
               ----------
               maintenance, validation and security of the Master Cell Banks
               (MCB) and the Working Cell Banks (WCB). Organogenesis shall be responsible for the maintenance, and security of a separate off site storage location as back-up for the MCB and WCB, Organogenesis shall be responsible for the preparation of all necessary documentation for the MCB and WCB, i.e., Standard Operating Procedures, installation records and various checks and balances therein.


________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

3.4  Production Plans and Purchase Orders
     ------------------------------------


     3.4.1     Production Plans Immediately upon the execution of this
               ----------------
               agreement, Novartis shall provide to Organogenesis written production plans of its expected unit requirements for the Product by geographic region, in order to permit Organogenesis to project its facilities, equipment and material requirements. Such production plans shall be provided in three (3) time specific formats as follows: (a) Long Range Production Plan - Novartis
                                       --------------------------
               shall provide, each year beginning immediately upon the execution of this agreement and thereafter annually on the first day July of each subsequent calendar year, to Organogenesis a five (5) year rolling production plan of its expected requirements for the Product. The first two years of the Long Range Production Plan shall be provided in monthly increments, the remaining three (3) years shall be provided in annual increments. (b) Intermediate
                                                                 ------------
               Range Production Plan - Novartis shall provide each month, on the
               ---------------------
               last business day of the month or earlier, to Organogenesis a twenty-four (24) month rolling production plan of its expected requirements for the Product. *** The Intermediate Production Plan shall be provided in monthly increments. (c) Short Range
                                                                 -----------
               Production Plan - Novartis shall provide each month, on the last
               ---------------
               business day of the month in which the production plan is provided, to Organogenesis a weekly production plan for the *** of the most recent Intermediate Range Production Plan its expected requirements for the Product. The Short Range Production Plan shall be *** as referenced in section 3.4.2


     3.4.2     Purchase Orders Novartis shall provide Organogenesis with firm
               ---------------
               written "Purchase Orders" for Product for delivery in a defined period not earlier than *** following receipt by Organogenesis of such Purchase Orders. Purchase Orders shall be provided weekly and be issued by Novartis to Organogenesis on the last business day of the week. Novartis/Organogenesis will apply a *** to increase flexibility and ability to match supply with demand. A lot size will not be less than *** and not greater than ***. Notwithstanding the Short Range Production Plan (Article 3.4.1) and Purchase Orders, Novartis shall be permitted to revise purchase order quantities at any time prior *** in the manufacturing cycle ***. *** Because of the discrete nature of the ***, Novartis may

________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

               apply an upward adjustment to the original Purchase Order to the maximum potential number of product units which can be manufactured from the *** available. *** Upon notification in writing of a change, Organogenesis shall make its best effort to comply with the revisions to the Purchase Orders.

               With respect to the then current Intermediate Range and Short Range Production Plans, a Novartis Purchase Order which is greater than the amount most recently planned for any month is subject to acceptance by Organogenesis. At no time shall Novartis place Purchase Orders for Product in quantities that exceed the maximum manufacturing capacity of Organogenesis at that time, as defined by the applicable Intermediate and Long Range Production Plans that are mutually agreed upon and documented by the JOC unless manufacturing capacity in excess of the applicable Intermediate and Long Range Production Plans exists and such orders are acceptable to Organogenesis. Organogenesis shall be obligated to use its best efforts to meet shipment dates requested by Novartis.

     3.4.3     Labeling Novartis will supply approved printed packaging
               --------
               components to Organogenesis for the bag label, package insert, and pH card respectively. Mechanical artwork will be provided to Organogenesis for the shipper. Specifications for such labeling will be as defined in the Quality Assurance Agreement (Annex B). *** for each packaging component supplied by *** accordance with the pricing schedule as referenced in Annex C. This pricing schedule will be reviewed annually and negotiated in good faith between the Parties. Organogenesis will retain the right to assume procurement of the bag label, package insert, and pH card. Novartis shall have the right to transfer the responsibility for procurement of the bag label, package insert, and pH card to Organogenesis.

               If Novartis wishes to institute changes in labeling art work, both parties will develop a mutually acceptable implementation schedule. *** labeling and packaging components in accordance with Novartis art work. Organogenesis shall not alter, change or in any way modify Novartis supplied art work for any reason, without written authorization from Novartis. *** beyond those associated with labeling as required by regulatory agencies governing the markets in which the Product is manufactured, distributed or sold, *** .

     3.4.4     Materials Responsibility and Obsolescence Organogenesis shall
               ------------------------
               purchase all materials necessary for the manufacturing and packaging of the Product. Such materials shall meet the Specifications set forth in Annex B (the QA Agreement) attached hereto and made a part hereof, which may be amended from time to time by mutual agreement of the parties. In the case of termination of this Agreement not caused by Organogenesis, ***


_________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

               ***such materials that have been purchased by Organogenesis against the *** as outlined in the latest Intermediate Range Forecast given to Organogenesis by Novartis with the exception of *** for which *** of such material required to produce the *** as outlined in the latest Intermediate Range Forecast. As a means to continuous improvement, the purchase plan may be amended from year to year by mutual agreement of the parties to achieve optimal levels of service and inventory.

     3.4.5     Waste Materials Organogenesis agrees that it will: (a) own all
               ---------------
               waste materials generated by Organogenesis in connection with receipt, manufacture, packaging, storage, and supply of Product, including such waste of Product generated as a result of Organogenesis' negligence; (b) be responsible for the removal, packaging, storage, receipt, transportation, handling, and disposal of any such waste in accordance with all national, state, county and local laws and regulations; (c) be responsible for the reconciliation and accountability of all waste of Product, labeling and components. Excluded from this section
               3.4.5 are recyclable shipping materials as dictated by national, state, county or local governments. If necessary Novartis bears the responsibility and cost of reclaiming shipping containers from the end user.

3.5  Quality
     -------


     3.5.1     Q.A. Agreement The Quality Assurance Agreement (Annex B),
               --------------
               attached hereto sets forth Organogenesis' responsibility for the specifications, testing, and release of Product and is made a part hereof.

     3.5.2     Specifications The Product shall meet the specifications
               --------------
               requirements as defined in Annex B, as amended from time to time by mutual agreement and/or authority demand. Product shall be manufactured according to the requirements of current Good Manufacturing Practices ("cGMP") promulgated by the regulatory agencies that govern the markets in which Product is manufactured, sold or distributed. Product shall be manufactured in a facility registered with, and approved by, all appropriate government agencies that regulate the markets in which the Product is manufactured, sold or distributed

     3.5.3     Product Warranties Novartis agrees that it will deal directly
               ------------------
               with its customers concerning warranty matters relating to Product, and Organogenesis will not be required to participate in such dealings. However, Organogenesis shall, in good faith, whenever possible, render assistance as requested by Novartis with regard to such dealings.


________________
     ***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          3.5.4 Nonconforming Goods In the event that any Product manufactured
                -------------------
          and delivered by Organogenesis hereunder fails to conform with the requirements of Annex B, as amended from time to time by mutual agreement, Novartis shall notify Organogenesis within *** days of receipt of Product of such nonconformity. Provided that such Product shall not have been improperly stored or handled after delivery by Organogenesis to Novartis and/or its affiliates and/or its designated carrier and upon confirmation of non-conformance, Organogenesis shall, if requested by Novartis and as scheduled by Novartis, promptly replace the defective Product free of all cost to Novartis, including freight, transportation, handling, returns and disposal in accordance with all regulations and laws. If Novartis does not require replacement Product, for any reason, Organogenesis shall take full responsibility in terms of cost for any such Nonconforming Product. Such remedies shall be the sole remedies of Novartis with respect to nonconforming goods. In cases of recalls in which both Organogenesis and Novartis agree are due to supply by Organogenesis of non-conforming goods, Organogenesis agrees to reimburse Novartis of for documentable direct-out-of-pocket costs to recall the Product (the "recall costs"). In cases of recalls in which there is no agreement between the Parties or Novartis decides unilaterally to recall any Product, both Parties will negotiate in good faith the allocation of such recall costs. In no event shall Organogenesis be liable for indirect, consequential or money damages with respect thereto, whether in contract, tort or otherwise. The provisions of this Article 3.5.4 do not modify in any way the indemnification provisions applicable to product liability claims found in Article 14.1 of the LSA.


                         ARTICLE 4. PRICE AND PAYMENT
                         -----------------------------

4.1  Product Price and Price Adjustments  The base price to be paid to
     -----------------------------------
     Organogenesis by Novartis for Product purchased thereunder shall be in accordance with the LSA, Article 12.4 and Article 12.5.

4.2  Financial Arrangements  The conditions and responsibilities for specific
     ------------------------
     cost arrangements (i.e. additional *** testing) are detailed in Annex C of this MSA. The specifics foreseen in Annex C will be excluded from the annual price adjustment as defined in Article 12.4 of the LSA and will be updated when necessary after discussion between the parties.

4.3  Payment  Novartis will be invoiced in U.S. Dollars and pay in U.S. Dollars.
     -------
     Novartis, shall render payment within thirty (30) days after receipt of invoice which shall not be issued by Organogenesis earlier than the date of shipment provided, however, there are no outstanding disputes or issues of nonconformity related to such invoice or Product shipped thereunder. Any amounts not paid to Organogenesis when due under this


______________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     Agreement shall accrue interest from the due date at *** equal to *** as published ***.


                            ARTICLE 5. DISTRIBUTION
                            -----------------------

All Product will be supplied F.O.B. Organogenesis' facilities. For the avoidance of doubt, this Article 5 pertains only to non-cryopreserved Apligraf. All Product shall be shipped in compliance with instructions from Novartis and shall be accompanied by appropriate documentation. Novartis will assume cost for shipping product from Organogenesis' manufacturing facility and shall take title to Product upon delivery by Organogenesis to Novartis' carrier. Organogenesis shall deliver Product meeting finished Product specifications properly packed in the proper specified containers, prepared for shipment in accordance with Novartis' directions, accompanied by appropriate documentation, and properly labeled to the loading dock. Novartis shall select the carriers and be responsible for invoicing the customer. Novartis will provide Organogenesis with a list of at least *** approved carriers *** that can be utilized by Organogenesis in the event *** delayed or unable to ship the Product.

                    ARTICLE 6.  JOINT OPERATIONS COMMITTEE
                    --------------------------------------

6.1  Joint Operations Committee  Novartis and Organogenesis hereby establish a
     --------------------------
     Joint Operations Committee ("JOC") to oversee global manufacturing activities. The JOC shall be primarily responsible for decisions regarding the manufacturing, packaging, quality, physical handling, distribution and return of Product and for coordinating the efforts of the parties to ensure that supply of Product to Novartis thereunder remains adequate and uninterrupted. The JOC will analyze the Long Range Production Plans and make appropriate proposals for initiating investment plans in a timely manner. The JOC shall also have such additional responsibilities as are designated in this Agreement.


6.2  Membership The JOC shall be comprised of *** representatives from each of
     ----------
     Novartis and Organogenesis. Each party may replace its JOC representatives at any time, after discussion with the other party, with subsequent written notice to the other party. Organogenesis and Novartis shall each appoint one of their JOC representatives to be responsible for coordinating communications between Organogenesis and Novartis (the "Primary Contact Person"). The JOC shall be co-chaired by the Primary Contact Persons of both parties.


6.3  Decision Making Decisions of the JOC shall be made by vote through the
     ---------------
     Primary Contact Persons. The Primary Contact Persons shall be responsible for collecting the votes from their respective members and voting same. In the event the parties are unable to agree on any issue, the dispute will be referred to Organogenesis' ***


________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     (or designee of similar rank) and Novartis' *** (or designee of similar rank) who shall promptly meet in person or by means of telephone or video conference and endeavor to resolve the dispute in a timely manner. In the event such individuals are unable to resolve the dispute, it shall be settled by binding arbitration pursuant to Article 18.11 of the LSA, or as otherwise agreed.


6.4  JOC Meetings The JOC shall meet at least *** at regular intervals, or more
     ------------
     often as agreed by the parties, in person at such locations as the parties agree, or by means of telephone or video conference. With the consent of the parties, other representatives of Organogenesis or Novartis or its Affiliates or Sublicensees may attend JOC meetings as nonvoting observers. The party hosting a particular JOC meeting shall promptly prepare and deliver to the members of the JOC, within ten (10) business days after the date of each meeting, minutes of such meeting setting forth, among other things, all decisions of the JOC. In case of telephone and video conferences, this responsibility will alternate between parties.


                 ARTICLE 7  FAILURE BY ORGANOGENESIS TO SUPPLY
                 ---------------------------------------------

The terms and conditions of this article will be defined in Annex D which is to be negotiated in good faith by the Parties and which will be an integral part of this Manufacturing and Supply Agreement.


                         ARTICLE 8.  CERTAIN COVENANTS
                         -----------------------------


8.1  NOVARTIS COVENANTS  Novartis agrees that it will:
     ------------------


     a) Report at least *** business days of the ***, and shall report reasonably promptly after a reasonable request by Organogenesis, information regarding Product sales, returns and warranty problems.

     b) Sell, advertise and promote Product only in compliance with applicable law and the applicable product specifications. Novartis shall communicate to Organogenesis information Novartis learns about the effect of, the introduction of or any amendment or change of interpretation of any law, statute, regulation, order or ordinance applicable in any jurisdiction in which Novartis sells or markets Product which may relate to the manufacturing, labeling or packaging of Product.



________________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

8.2  ORGANOGENESIS COVENANTS  Organogenesis agrees that it will:
     -----------------------


     Comply with the terms of any approval from the FDA or other applicable national regulatory agency which are required in order to manufacture and sell to Novartis Product. Organogenesis shall communicate to Novartis information Organogenesis learns about the effect of, the introduction of or any amendment or change of interpretation of any law, statute, regulation, order bearing on any regulatory Approval for Product where it has registration responsibility and Novartis shall advise Organogenesis of such changes in all areas where it has registration responsibilities.



                       ARTICLE 9.  TERM AND TERMINATION
                       --------------------------------


9.1  Agreement Term  The term of this Manufacturing and Supply Agreement shall
     --------------
     commence on the date hereof and shall remain in effect throughout the term of the LSA as specified in Article 16.1 thereof.


9.2  Extension of Term  No later than six (6) months prior to the expiration of
     -----------------
     the LSA, Novartis shall notify Organogenesis whether it wishes to extend this Manufacturing and Supply Agreement for Novartis' requirements for Product for a further period, in which case a new Manufacturing and Supply Agreement will be negotiated in good faith and entered into by both parties hereto. If no such further Manufacturing and Supply Agreement is entered into between parties, Novartis shall then have the right to manufacture Product itself or have Product manufactured by a third party of its choice.

9.3  Termination  This Manufacturing and Supply Agreement may only be terminated
     -----------
     in accordance with and pursuant to Article 16 of the LSA.


ARTICLE 10. SCHEDULE ANNEXES
----------------------------

All schedules Annexes to this Agreement will constitute an integral part of this Agreement.



ARTICLE 11. PERFORMANCE BY AFFILIATES
-------------------------------------

Any Party hereto may satisfy any of its obligations thereunder through any of its Affiliates.



ARTICLE 12. ASSIGNMENT
----------------------

Neither party hereto may assign, cede, or transfer any of its rights or obligations under this Agreement without the consent of the other party; provided, however, without such consent, either party may assign this Agreement in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another company. Notwithstanding the foregoing, Novartis may assign this Agreement in whole or in part to its parent or corporate affiliate without the consent of Organogenesis.



ARTICLE 13. WAIVER
------------------

The waiver by either Party hereto of any right thereunder or the failure to perform of a breach by the other Party shall not be deemed a waiver of any other right thereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.


ARTICLE 14.  AGREEMENT INTERPRETATION
-------------------------------------

This Manufacturing and Supply Agreement is subject to all of the terms and conditions set forth in the LSA that are not inconsistent with the terms hereof.



IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above mentioned.



ORGANOGENESIS INC.                      NOVARTIS PHARMA AG.

Name:                                   Name:
     /s/ Herbert M. Stein                    /s/Pierre Douaze  /s/ Anne-Lise Eha
     ---------------------------             ----------------  -----------------
Title:                                Title:

Chairman & CEO                        Chairman           Legal Counsel
---------------------                 -------------      -------------

Date:                                 Date:

19 Sept., 1997                        Nov. 14,1997       October 20, 1997
---------------------                 ------------       ----------------

APLIGRAF MSA / ANNEX A    DATE OF CURRENT REVISION  SEPTEMBER 19, 1997

Country Specific Classification of the Product

Country                 National Health          Approved File           Process            Comments
                        Authority                                        Specification
                        Classification
------------------------------------------------------------------------------------------------------------
Canada                  Device, Fresh            NOC 4/97                    ***                ***
------------------------------------------------------------------------------------------------------------


_____________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                              NOVARTIS PHARMA AG
                              ------------------


                                      AND


                              ORGANOGENESIS, INC.



               ANNEX B to the MANUFACTURING AND SUPPLY AGREEMENT
               -------------------------------------------------



                          QUALITY ASSURANCE AGREEMENT
                          ---------------------------



This Quality Assurance (QA) Agreement is between Novartis Pharma AG (NOVARTIS) and Organogenesis, Inc. (ORGANOGENESIS).


1.   Objective of the Agreement
     --------------------------

     This Agreement covers the manufacture and control procedures for the product Apligraf/(R)/, made for NOVARTIS by ORGANOGENESIS. Its purpose is to define the QA requirements between both parties and to provide a mechanism for mutual changes agreed to by both parties' QA organizations.


2.   Specifications for the Product
     ------------------------------

     ORGANOGENESIS warrants that each lot of the Product manufactured by ORGANOGENESIS shall meet all applicable quality specifications, including, but not limited to, in-process production and environmental control specifications and critical equipment operating parameters, which have been established to assure the Product is suitable for its intended use during the product life time. In addition, all regulatory specifications defined in the applicable registration documents must be met. The control procedures (analytical methods) referenced in the attached quality specifications are an integral part of the determination of whether a lot of Product meets the standards and specifications. The control procedures are binding. (See Attachment 1)

3. Starting Materials
   ------------------

   3.1  Definition
        ----------

        3.1.1 All starting materials shall be obtained from suppliers listed in attachment 1.

        3.1.2 NOVARTIS is responsible for providing all print and label graphics to ORGANOGENESIS. NOVARTIS is responsible for coordination of labeling. Final approval of United States labeling is the joint responsibility of ORGANOGENESIS and NOVARTIS. Final approval of all other labeling is the responsibility of NOVARTIS.

   3.2  Procurement/Delivery
        --------------------
        Requirements for vendor qualification for Apligraf/R/ are defined in ***.

   3.3  Testing and Release
        -------------------
        3.3.1 Starting materials shall be sampled and tested by ORGANOGENESIS according to approved Quality Control Procedures (QCP's).

        3.3.2 ORGANOGENESIS is responsible for all testing, which shall be carried out according to control procedures set forth in the applicable quality specifications and registration documents (See Attachment 1). If the results are satisfactory, the starting materials may be released for processing.

        3.3.3 NOVARTIS is responsible for all labeling text, labeling changes and approvals which shall be carried out according to control procedures set forth in the applicable quality specifications and registration documents (See Attachment 1).

        3.3.4 ORGANOGENESIS and NOVARTIS are jointly responsible for labeling text accuracy of labeling components for US product. NOVARTIS is responsible for labeling text accuracy for all non-US product.
-------------------
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     3.4  Retained Samples and Records
          ----------------------------

          ORGANOGENESIS' and NOVARTIS' record and retention procedures shall be in compliance with current FDA and other applicable regulatory agencies requirements.

     3.5  Storage
          -------

          ORGANOGENESIS shall store each starting material under conditions such that when it is used it complies in all quality characteristics with the specifications.

          NOVARTIS shall assure all labeling is stored and shipped under conditions such that when it is received by ORGANOGENESIS it complies in all quality characteristics with the specifications.

4.   Manufacturing
     -------------

     ORGANOGENESIS is responsible for manufacture and packaging, which shall be carried out in accordance with the *** approved by ORGANOGENESIS in accordance with current Good Manufacturing Practices, as promulgated by the U.S. FDA, and other applicable regulatory agencies requirements.

5.   Product Testing
     ---------------

     5.1 In-process testing shall be performed by ORGANOGENESIS as defined in the applicable quality specifications and registration documents.

     5.2 Each lot of a Product shall be tested by ORGANOGENESIS for conformance with the requirements of the applicable specifications prior to shipment. ORGANOGENESIS shall provide a Certificate of Conformance for each lot of each Product delivered to NOVARTIS.

     5.3 All testing shall be carried out by ORGANOGENESIS according to the control procedures in the applicable quality specifications and registration documents (See Attachment 1).

_____________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     5.4 ORGANOGENESIS shall investigate and document all laboratory testing failures, specification failures resulting in batch rejections, in-process production and environmental control specification failures, and critical equipment operating parameter failures. These failures must be fully investigated in a timely manner, to determine the possible root cause, and necessary follow-up actions must be conducted.

6.   Batch Manufacturing Record/Device History Record
     ------------------------------------------------

     6.1 ORGANOGENESIS shall complete a batch manufacturing record/device history record for each lot of Product manufactured, retain it in accordance with paragraph 3.4, and upon request shall provide a copy of the record to NOVARTIS.

     6.2 ORGANOGENESIS shall document, on the batch manufacturing record/device history record, any investigation of deviations and any action taken to assure that the Product meets applicable specifications.

     6.3  Ancillary Lot Record Documentation
          ----------------------------------

          ORGANOGENESIS shall retain records for each component used in the manufacture of a lot of Product as well as supporting documentation for the validation and operation of equipment, process validation, and all test results and investigations impacting on the manufacturing and testing operations, as per paragraph 3.4.

     6.4  Retained Samples of the Product
          -------------------------------

          Storage of retained samples of each lot of Product required by regulatory authorities is ORGANOGENESIS' responsibility.

7.   Support of Expiration Date
     --------------------------

     ORGANOGENESIS shall maintain documentation in accordance with its current SOPs supporting current expiration dating.

8.   Storage and Packaging
     ---------------------

     ORGANOGENESIS shall store, package, and label Product as described in the Master Batch Records/Master Device Records.

9.   Change Control
     --------------

     ORGANOGENESIS will inform NOVARTIS prospectively of any planned changes to suppliers, starting material specifications and control procedures, packaging and labeling specifications and control procedures, master batch record/master device record, in-process specifications and control procedures, product specifications and control procedures, and expiration dating. ORGANOGENESIS will document the proposed changes on a change order form according to *** and forward a copy of this form to NOVARTIS for review. NOVARTIS will determine the regulatory requirements for implementation in the countries where NOVARTIS holds registration authority and will respond in writing to ORGANOGENESIS in a timely manner.


10.  Product Acceptance
     ------------------

     Acceptance of each lot of a product for sale shall be the responsibility of ORGANOGENESIS' Quality Assurance department, except for those countries with a regulatory requirement for release in their country by a "Qualified Person". For countries requiring the additional release by a "Qualified Person", the procedure in Attachment 2 will apply.


11.  Basis for Product Rejection
     ---------------------------

     11.1 Release Standards and Regulatory Specifications:  If or when a lot of
          -----------------------------------------------
          Product or starting material fails to meet the specifications, and/or it does not comply with the requirements outlined in the applicable regulatory documents, ORGANOGENESIS may dispose of the product. If ORGANOGENESIS believes the product is acceptable, both parties, after review of the ORGANOGENESIS investigation, will immediately discuss the disposition of the batch. NOVARTIS will make the ultimate release/rejection decision. Documentation for that decision will be provided in writing within *** of the decision by NOVARTIS.

__________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     11.2 Manufacturing Procedures:  A lot of Product shall be rejected by
          ------------------------
     ORGANOGENESIS if it was not manufactured in compliance with applicable cGMP's, not manufactured according to approved procedures and/or was not manufactured utilizing approved plant and equipment.


12.  ***


13.  Information/Complaints
     ----------------------

     A joint complaint handling system shall be used by both parties to manage all product complaints. NOVARTIS is responsible for all direct user/customer contact. If a contact concerns a product complaint or a potential complaint, NOVARTIS shall obtain all information necessary to determine if the event is reportable. ORGANOGENESIS will be notified immediately of potentially reportable events. ORGANOGENESIS is responsible for complaint investigation and corrective action. A complete official complaint file must be maintained at the Apligraf(R) manufacturing site. Complaint management procedures will comply with all applicable regulations.


     ORGANOGENESIS also shall inform NOVARTIS of any serious violations uncovered as a result of an inspection of its facilities and procedures. In addition, each party shall inform the other immediately about inspections by authorities regarding the Product. NOVARTIS will inform ORGANOGENESIS of significant off label uses of the product or substantial problems in the distribution of the product which may effect product quality or have regulatory implications.

___________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

14.  Inspections
     -----------

     With reasonable frequency, after suitable advance notice and during normal business hours, NOVARTIS may inspect, on a confidential basis, ORGANOGENESIS facilities, batch records, validation records and testing records to assure that the manufacturing and control processes were carried out in accordance with current Good Manufacturing Practices and other applicable regulatory requirements. ORGANOGENESIS agrees to seek permission to allow NOVARTIS to co-inspect with ORGANOGENESIS any facility contracted by ORGANOGENESIS for manufacture or testing of product. Similarly, with reasonable frequency, after suitable advance notice and during normal business hours, ORGANOGENESIS may inspect, on a confidential basis, NOVARTIS' customer complaint handling, label control, and distribution records, procedures and facilities.


15.  ***


16.  Authorization to Ship Product
     -----------------------------

     At the time an order is placed to ship product outside the United States for any purpose, NOVARTIS warrants that all regulatory requirements associated with the import of the product into that country have been met.


17.  Regulatory Submissions to Health Authorities
     --------------------------------------------

     ORGANOGENESIS and NOVARTIS hereby agree to notify the other party of any original submissions, amendments or supplements to applicable regulatory documents filed with regulatory authorities which, if approved, would require any changes in manufacturing or testing procedures for the product. Both parties must approve regulatory documents prior to submission to any regulatory authority.

________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

18.  Persons to Whom Communications Should he Addressed
     --------------------------------------------------

     Persons who should be contacted in matters of Quality Assurance are listed in Attachment 3.


19.  Changes to the QA Agreement
     ---------------------------

     Any changes in this Agreement must be specified in writing and accepted by both parties.


20.  Report of Adverse Events
     ------------------------

     ORGANOGENESIS will be responsible for reporting events which are reportable under the Medical Device Reporting (MDR) regulations or other applicable regulations. NOVARTIS will cooperate with ORGANOGENESIS to assure timely transfer of information concerning events which may be reportable.

21.  Defined Terms
     -------------

     Capitalized terms used but not defined within should have the meaning assigned to them in the License and Supply Agreement among NOVARTIS and ORGANOGENESIS, as of the date of this agreement.



NOVARTIS PHARMA AG                          ORGANOGENESIS, INC.


By: R.S. Heir                           By: Joel T. Cademartori
    Head, Corporate Quality Assurance       Vice President, Regulatory Affairs,
                                            Quality Assurance and Control

Signature: /s/ R. S. Heir                   Signature: /s/ J.Cademartori
           --------------------------                  -------------------------

Date:        4-9-97                     Date:              8/8/97
     --------------------------------        -----------------------------------

July 21, 1997


                                 ATTACHMENT 1
                      to the Quality Assurance Agreement
              between Novartis Pharma AG and Organogenesis, Inc.



***




_____________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission. Thirty-seven pages have been omitted.

July 21, 1997



                              NOVARTIS PHARMA AG

                                      AND

                              ORGANOGENESIS, INC.


                                 ATTACHMENT 2
                                 ------------
                      to the QUALITY ASSURANCE AGREEMENT
                      ----------------------------------



The United States and Canada have no regulatory requirement for release in their country by a "Qualified Person". No additional procedures apply.

July 21, 1997



                              NOVARTIS PHARMA AG

                                      AND

                              ORGANOGENESIS, INC.

                                 ATTACHMENT 3
                                 ------------
                      to the QUALITY ASSURANCE AGREEMENT
                      ----------------------------------



PERSONS WHO SHOULD BE CONTRACTED IN MATTERS OF QUALITY ASSURANCE:



***                                     ***

Novartis Pharmaceuticals Corp.          Organogenesis, Inc.

59 Route 10                             150 Dan Road

East Hanover, New Jersey  07936         Canton, MA  02021




________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

APLIGRAF MSA / ANNEX C
----------------------

                               FINANCIAL SECTION
                               -----------------



1.   *** on Supply Price
     -------------------

          During the ***, the partners will ***.

               A.  ***   will pay the *** for all units of product ordered but
               not sold.

               B. On an annual basis, an independent certified public accountant will on a confidential basis verify OI internal costs and report to Novartis if the average manufacturing costs for the
               Product are less than ***   of product.  If so, ***.

          After the *** the parties agree to review and discuss the available variance information and its impact.


2.   Reduction of Purchase Orders Prior to ***
     -----------------------------------------

          Reduction of purchase orders prior to *** will incur *** for the *** as per article 3.4.2. The total cost per unit of product *** is ***. *** is to be reviewed annually and will be validated by an independent certified public accountant during a confidential review of Organogenesis' internal costs.


3.   ***

               ***



_________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

               ***


4.   Labeling Components

          ***




_________________
***Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                                    ANNEX D

                      FAILURE BY ORGANOGENESIS TO SUPPLY


TO BE NEGOTIATED